GOLDMAN SACHS TRUST

Goldman Sachs Alternative Funds

Class A, Class C and Institutional Shares of the
Goldman Sachs Defensive Equity Fund
(the “Fund”)

Supplement dated January 6, 2023 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 29, 2022, as supplemented to date

At a special meeting of shareholders of the Fund held on January 6, 2023, the Fund’s shareholders approved the Agreement and Plan of Reorganization and Liquidation (the “Plan”) which contemplates the reorganization of the Fund with and into the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”) (the “Reorganization”). Accordingly, effective on or about January 20, 2023 (the “Closing Date”), under the terms of the Plan, the Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Fund. Subsequently, the Fund will be liquidated and shareholders of the Fund will become shareholders of the Acquiring Fund. Shareholders of the Fund will receive ETF shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Fund held on the Closing Date of the Reorganization. For any fractional shares of the Fund owned by a shareholder, such shareholder shall receive a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

In anticipation of the Reorganization, Class A Shares and Class C Shares will be converted to Institutional Shares on or about January 13, 2023. The final date to purchase, exchange or redeem Institutional Shares of the Fund will be January 19, 2023. If you hold your shares of the Fund through a fund direct IRA, your Fund Shares will initially be converted to Institutional Shares. On the Closing Date, your Institutional Shares will be converted to Class A Shares of the Goldman Sachs Financial Square Government Fund equal in value to the NAV of your Acquired Fund shares.

This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

DEFEQFNDSTK 01-23